UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Cray Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/14/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and 2007 Annual Report.
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/30/08.
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THE SUPERCOMPUTER COMPANY
CRAY INC.
411 FIRST AVENUE SOUTH
SUITE 600
SEATTLE, WA 94104

CRAY INC.

Vote In Person

Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Notice and Location
The Annual Meeting of Cray Inc. shareholders as of 03/17/08
is to be held on 05/14/08 at 3:00 P.M.
at:	Cray Inc.
411 First Avenue South
Seattle, WA 98104

FOR MEETING DIRECTIONS PLEASE VISIT:
http://www.cray.com/about_cray/seattle_directions.html

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	ELECTION OF EIGHT DIRECTORS, each to serve a one-year term. Nominees:

01) William C. Blake	05) Sally G. Narodick
02) John B. Jones, Jr.	06) Daniel C. Regis
03) Stephen C. Kiely	07) Stephen C. Richards
04) Frank L. Lederman	08) Peter J. Ungaro
2.	To ratify the appointment of Peterson Sullivan PLLC as the Company’s independent auditors, and

3.	To conduct any other business that may properly come before the meeting, and any adjournment of the meeting.